SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

Supplement dated July 9, 1998
to the Prospectus dated June 26, 1998

The following information supplements, and to the extent inconsistent therewith, supercedes the information contained in the Prospectus under "Prospectus Summary."

EXAMPLE

The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund" in the accompanying
Prospectus for more information.


                                         1 year   3 years   5 years   10 years
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return and
(2) redemption at the end of each time
period:

Class L                                    33        50       78        161



An investor would pay the following
Expenses on the same investment, assuming the same annual return and no redemption:

Class L                                    23        50       78        161

The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.



FD 01512


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